Exhibit (24)(e)

                                POWER OF ATTORNEY


         With Respect to the Allstate Life Insurance Company of New York
                       Registration Statement on Form S-3


         Know all men by these presents that Samuel J. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                         Date:  April 3, 2000


                                         /s/ SAMUEL J. PILCH
                                         --------------------------
                                         Samuel J. Pilch
                                         Controller
                                         (Principal Accounting Officer)





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Exhibit (24)(e)

                                POWER OF ATTORNEY

         With Respect to the Allstate Life Insurance Company of New York
                       Registration Statement on Form S-3


     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                          Date:  April 3, 2000


                                          /s/  KEVIN R. SLAWIN
                                          -----------------------------
                                          Kevin R. Slawin
                                          Vice President and Director
                                          (Principal Financial Officer)